UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SCHWAB INVESTMENTS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Schwab Fund, Laudus Funds and Schwab ETFs

Information Agent Script

1-877-777-6017

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for Schwab Funds, Laudus Funds and Schwab ETFs. My name is                                         , how may I assist you today?

Have you received and reviewed the material for the Special Meeting of Shareholders that is scheduled to take place on December 11, 2015?

If “Yes” or positive response:

Agent: Do you have any questions regarding the proxy material that I can assist you with?

(Agents please note that we are only answering questions regarding the proxy material)

If shareholder has specific questions regarding the “supplement” that they received with the proxy material:

Agent: Sir/ma’am, I am unable to answer questions regarding the supplement you received, which is not related to the proxy material. Please contact your financial advisor or Schwab Funds at 1-800-435-4000. Do you have any questions regarding the proxy material that I can assist you with?

If no questions are asked by shareholder:

If you are ready to cast your vote for the special meeting of shareholders, I can connect you with the automated system. You will need to have your voting information form/proxy ballot available. Would you like me to connect you to the automated system?

If yes:

Please hold while I connect you.

If no:

Once you have a moment, please record your voting instructions via the methods provided to you on the proxy ballot.

Please visit www.proxyvote.com and enter your 16 digit control number

OR

By calling 1-800-690-6903 and follow the prompts on the recording.

Schwab Fund, Laudus Funds and Schwab ETFs

Information Agent Script (cont’d)

Thank you Mr./Mrs./Ms/                                         , should you have any further questions, please do not hesitate to contact us at the toll free number you dialed today. Your vote is important and your time is appreciated. Have a good day.

If “No” or negative response:
If Shareholder states they did not receive/or misplaced the proxy ballot and is requesting a replacement

Mr./Mrs./Ms.                                         , I can have another set of material sent to you via mail.

Can you please provide us with the address that was listed on the original set of material?

Should you have any questions once you have received and reviewed the material, please contact at 1-877-777-6017 between the hours of 9:00am and 10:00pm Eastern Time, Monday through Friday.

Once you have a moment, please record your voting instructions via the methods provided to you on the proxy ballot.

Please visit www.proxyvote.com and enter your 16 digit control number

OR

You can also call and vote by phone at 1-800-690-6903 and follow the prompts on the recording.

Thank you Mr./Mrs./Ms./                                         , your vote is important and your time is appreciated. Have a good day.

PROXY FAQs – INTERNAL USE ONLY

Q. What are shareholders voting on?

The Boards of Trustees (the “Board”) are asking shareholders to vote on the election of twelve members to the Boards of Trustees of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios (the “Trusts” or “Schwab Funds”) and Schwab Strategic Trust (the “Schwab ETFs”).

The Board proposes to elect the same twelve trustees to all the trusts in the Schwab Funds who also are being proposed for election to the shareholders of Laudus Trust (the “Laudus Funds”) and the Schwab ETFs, which also are advised by Charles Schwab Investment Management, Inc. (“CSIM”).

Q. Why are shareholders being asked to elect trustees?

By having this election, the Board will be able to consolidate board oversight of all of the funds in the Schwab Funds with the oversight functions of the Laudus Funds and Schwab ETFs and manage them more efficiently. As described in the proxy statement, federal law requires the Schwab Funds, Laudus Funds and Schwab ETFs, under certain circumstances, to obtain shareholder approval of the election of trustees.

Q. How does the Board of Trustees recommend that shareholders vote on the proposal?

The trustees of the Trusts believe this proposal is in the best interests of shareholders, and recommend a vote FOR each of the nominees. By having this election, the Board will be able to consolidate board oversight of all of the funds in the Schwab Funds with the oversight functions of the Laudus Funds and Schwab ETFs and manage them more efficiently.

Q: If a shareholder owns multiple funds, will they receive multiple emails/envelopes?

Depending on which funds the shareholder owns and which fund families (i.e., Schwab Funds, Schwab ETFs, Laudus Funds), the shareholder could receive multiple mailings/emails. If a shareholder only owns Schwab Money Funds, that shareholder should only receive one mailing.

Q: If a shareholder owns multiple Schwab funds, will they have to vote multiple times?

Yes, shareholders will receive a control number on each proxy card, so they will need to vote using each control number.

Q. How do shareholders vote?

They may vote in one of the following ways:

Internet	Go to www.proxyvote.com and follow the instructions.
Telephone	Call the toll-free number listed on the proxy card and follow the instructions.

Mail	Sign the enclosed proxy card and return it in the enclosed business reply envelope.
In Person	At the shareholder meeting.

We encourage voting by internet or telephone, as those methods cost the Funds less money to process than by mail. In addition, by voting early, shareholders help the Funds avoid the expense of sending additional mailings to try to get shareholders to cast more votes – a process that is costly to the Funds and to shareholders.

Q. Who will pay for the costs associated with obtaining shareholder approval?

This proxy has been deemed a non-routine, extraordinary expense and therefore will be paid for by the shareholders outside of the funds’ expense caps for the Schwab Funds and Laudus Funds. For Schwab ETFs, CSIM has voluntarily agreed to pay proxy costs for each ETF to the extent they exceed 0.004%.

Q. What happens if the proposal is not approved by shareholders?

The Boards of Trustees of each trust in the Schwab Funds, Laudus Funds and Schwab ETFs will remain unchanged.

Q. What is the timeline for approval and implementation for Schwab Funds and Schwab ETFs?

October 9, 2015	Begin distribution of proxy statements via mail/email to shareholders of record.
Late October – early December	Reminder emails and letters sent to shareholders to encourage voting. Solicitation phone calls are not planned at this time.
December 11, 2015	Shareholder meeting.
January 1, 2016	With shareholder approval, the new Boards of Trustees will begin to oversee the funds.

Q. Who should shareholders call with questions?

Our proxy solicitation firm, Broadridge Financial Solutions, Inc., will be happy to answer any questions about the proxy materials or upcoming special meeting. Please call 1-877-777-6017 Monday through Friday between 9:00 am and 10:00 pm Eastern time.